SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

current report
pursuant to section 13 or 15(d) of the
securities exchange act of 1934

Date of Report (date of earliest event reported): October 4, 2004

A. SCHULMAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

3550 West Market Street
Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 News Release

Item 2.02	Results of Operations and Financial Condition.

     On October 4, 2004, A. Schulman, Inc. issued a press release revising its earnings guidance for the fourth quarter ended August 31, 2004. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press release dated October 4, 2004, providing revised earnings guidance for the fourth quarter ended August 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
(Registrant)

	By:	/s/ Robert A. Stefanko

Robert A. Stefanko
Executive Vice President -
Finance and Administration
Date: October 4, 2004

EXHIBIT INDEX

FURNISHED WITH
EXHIBIT		THIS
NUMBER	EXHIBIT	REPORT
99.1	Press release dated October 4, 2004, providing revised earnings guidance for the fourth quarter ended August 31, 2004.	X